UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2009, Icagen, Inc. (the “Company”) and Pfizer Inc. (“Pfizer”) entered into a letter agreement (the “Letter Agreement”) to extend the research term under the Collaborative Research and License Agreement between the Company and Pfizer dated August 13, 2007 (the “Agreement”). The Letter Agreement extends the research term under the Agreement from August 13, 2009 to September 30, 2009 on the same terms and conditions as the Agreement, including the research funding as described under Section 4.2 of the Agreement. Pfizer and the Company continue to engage in discussions regarding a further extension and amendment to the Agreement.

The foregoing summary is subject to, and qualified in its entirety by, the Letter Agreement attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: August 13, 2009	By:	/s/ P. Kay Wagoner
P. Kay Wagoner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter Agreement, effective August 12, 2009, from Pfizer Inc. to the Company